UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Amendment No. 1)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

8i ACQUISITION 2 CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibits required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

8I ACQUISITION 2 CORP.

6 Eu Tong Sen Street

#08-13 Singapore 059817

Tel: +65-6788 0388

To 8i Acquisition 2 Corp. Shareholders:

As you know, 8i Acquisition 2 Corp. (“8i” or the “Company”) is holding a special meeting of the shareholders at 10:00 a.m., Eastern time, on November 10, 2022 in a virtual meeting format exclusively via teleconference (the “Meeting”). On or about October 17, 2022, 8i mailed to you a proxy statement and a proxy card, asking you to consider and vote upon the following proposals at the Meeting (the “Definitive Proxy Statement”; capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Definitive Proxy Statement):

● Proposal 1 — The Business Combination Proposal — to consider and vote upon a proposal to approve the transactions contemplated under the Share Purchase Agreement dated as of April 11, 2022, as amended on May 30, June 10, and September 7, 2022, by and among 8i, EUDA, Watermark Developments Limited, a British Virgin Islands business company (“Watermark” or the “Seller”), and Kwong Yeow Liew, acting as Representative of the Indemnified Parties (the “Indemnified Party Representative”) (such transactions contemplated under the Share Purchase Agreement, the “Share Purchase” or “Business Combination,” and such proposal, the “Business Combination Proposal”);

● Proposal 2 — The Charter Proposal — to consider and vote upon a proposal to approve, assuming the Business Combination Proposal is approved and adopted, the proposed change of the name of the Company from “8i Acquisition 2 Corp.” to “EUDA Health Holdings Limited” and the adoption of the proposed Amended and Restated Memorandum and Articles of Association of 8i, a copy of which is attached to the Definitive Proxy Statement as Annex B (the “Proposed Charter,” and such proposal, the “Charter Proposal”), to among other things reflect the change of name of the Company from “8i Acquisition 2 Corp.” to “EUDA Health Holdings Limited”;

● Proposal 3 — The Nasdaq Proposal — to consider and vote upon a proposal to approve the issuance of more than 20% of the issued and outstanding Ordinary Shares in connection with the terms of the Share Purchase Agreement, which will result in a change of control, as required by Nasdaq Listing Rule 5635(a) and (b) (we refer to this proposal as the “Nasdaq Proposal”);

● Proposal 4 — The Directors Proposal — to consider and vote upon a proposal to elect, effective as of the consummation of the Business Combination, Wei Wen Kelvin Chen, Thien Su Gerald Lim, David Francis Capes, Alfred Lim and Kim Hing Chan to serve on the Combined Company Board of Directors (we refer to this proposal as the “Directors Proposal”); and

● Proposal 5 — The Adjournment Proposal — to consider and vote upon a proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve the Business Combination Proposal, the Charter Proposal, the Nasdaq Proposal or the Directors Proposal (we refer to this proposal as the “Adjournment Proposal”).

This supplement contains additional information that supplements the Definitive Proxy Statement. 8i urges you to read this supplement, together with the Definitive Proxy Statement previously sent to you regarding the proposed transactions contemplated by the Share Purchase Agreement, carefully and in their entireties.

8i is providing this supplement to provide information about a forward purchase transaction (the “Forward Purchase Transaction”) contemplated by that certain Forward Share Purchase Agreement entered into by and between 8i and Greentree Financial Group, Inc., a Florida corporation (“Greentree”), dated November 1, 2022 (the “Forward Purchase Agreement”).

Your vote is important. Please vote your shares promptly. Whether or not you plan to participate in the Meeting, please submit your proxy card without delay. Shareholders may revoke proxies at any time before they are voted at the Meeting. Voting by proxy will not prevent a shareholder from voting during the Meeting if such shareholder subsequently chooses to participate in the Meeting via teleconference. If you want to vote at the Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to Advantage Proxy via email to KSmith@advantageproxy.com. Votes will not be accepted over the phone during the Meeting. If you have already submitted your proxy card and do not wish to change your vote, there is no need to submit another proxy card in response to this first supplement to the Definitive Proxy Statement.

Sincerely,

/s/ Meng Dong (James) Tan
Meng Dong (James) Tan
Chief Executive Officer and Chairman of the Board
8i Acquisition 2 Corp.
November 7, 2022

SUPPLEMENT NO. 1 DATED NOVEMBER 7, 2022

TO

PROXY STATEMENT

DATED OCTOBER 13, 2022

8I ACQUISITION 2 CORP.

6 Eu Tong Sen Street

#08-13 Singapore 059817

Tel: +65-6788 0388

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 10, 2022

The following information supplements, and should be read in conjunction with, the definitive proxy statement of 8i Acquisition 2 Corp. (“8i” or the “Company”) dated October 13, 2022 (the “Definitive Proxy Statement”) relating to the proposed transactions contemplated by the Share Purchase Agreement dated as of April 11, 2022, as amended on May 30, June 10, and September 7, 2022, by and among 8i, EUDA, Watermark Developments Limited, a British Virgin Islands business company (“Watermark” or the “Seller”), and Kwong Yeow Liew, acting as Representative of the Indemnified Parties (the “Indemnified Party Representative”) (such transactions contemplated under the Share Purchase Agreement, the “Share Purchase” or “Business Combination”).

8i is providing this supplement to provide information about (i) a forward purchase transaction (the “Forward Purchase Transaction”) contemplated by that certain Forward Share Purchase Agreement entered into by and between 8i and Greentree Financial Group, Inc., a Florida corporation (“Greentree”), dated November 1, 2022 (the “Forward Purchase Agreement”); and (ii) a Waiver Agreement between 8i and the Seller waiving certain conditions to Closing, including among other things, that (a) EUDA will have aggregate cash equal to or exceed $10.0 million immediately prior to Closing, and (b) certain designees of the Seller, who will receive an aggregate of 1,000,000 Purchaser Shares at Closing will be required to sign the Lock-Up Agreement. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Definitive Proxy Statement.

The Definitive Proxy Statement is amended and supplemented on page 21 by adding the following to the “SUMMARY OF THE PROXY STATEMENT – Other Agreements Relating to the Business Combination” section of the Definitive Proxy Statement.

Forward Purchase Agreement

On November 1, 2022, 8i and Greentree Financial Group, Inc., a Florida corporation (“Greentree”) entered into an agreement (the “Forward Purchase Agreement”) pursuant to which, among other things, (a) Greentree intends, but is not obligated, to purchase 8i’s Ordinary Shares, after the date of the Forward Purchase Agreement from holders of the Ordinary Shares, other than 8i or its affiliates, who have redeemed their Ordinary Shares or indicated an interest in redeeming the Ordinary Shares they hold pursuant to the redemptions rights set forth in 8i’s Current Charter in connection with the Business Combination; and (b) Greentree has agreed to waive any redemption rights in connection with the Business Combination with respect to any Ordinary Shares it purchases in accordance with the Forward Purchase Agreement. Such waiver by Greentree may reduce the number of Ordinary Shares redeemed in connection with the Share Purchase, which reduction could alter the perception of the potential strength of the Business Combination transaction contemplated by the SPA. To the extent Greentree purchases 8i’s Ordinary Shares in accordance with the Forward Purchase Agreement, Greentree may elect to sell and transfer to 8i, and 8i has agreed to purchase, in the aggregate up to 125,000 Ordinary Shares (the “Investor Shares”) then held by Greentree on the sixty (60) day anniversary of the date of the closing of the Share Purchase, and pay Greentree at a price of $10.41 per Investor Share (the “Investor Shares Purchase Price”), out of the funds held in the Trust Account, the Escrowed Funds (as such term is defined in the “Proposal No. 1 – The Business Combination Proposal – Ancillary Agreements to the SPA”).

Agreement for Advisory Services

On October 18, 2022, Seller and GSV Capital Partners LLC (“GSV”) entered into an Agreement for Advisory Services pursuant to which, among other things, (a) Seller retained GSV to facilitate the Forward Purchase Transaction; and (b) GSV will receive from Seller up to 50,000 Ordinary Shares of 8i following the closing of the Business Combination as payment for its advisory services, provided that Greentree has not breached any terms of the Forward Purchase Agreement. On November 6, 2022, Seller and GSV reached an oral agreement to reduce the consideration to GSV from 50,000 shares to 12,500 shares.

The Definitive Proxy Statement is amended and restated on pages 29 through 31 under “SELECTED UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION” section of the Definitive Proxy Statement.

SELECTED UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

The following summary unaudited pro forma combined financial data gives effect to the Business Combination and the other transactions contemplated by the SPA described in the section titled “Unaudited Pro Forma Combined Financial Information”.

The summary pro forma data have been derived from, and should be read in conjunction with, the unaudited pro forma combined financial information of 8i appearing elsewhere in this supplement and the Definitive Proxy Statement and the accompanying notes. The unaudited pro forma combined financial information is based upon, and should be read in conjunction with, the historical consolidated financial statements of 8i and EUDA and related notes included in the Definitive Proxy Statement. The summary pro forma data have been presented for informational purposes only and are not necessarily indicative of what the Combined Company’s financial position or results of operations actually would have been had the Business Combination been completed as of the dates indicated. In addition, the summary pro forma data do not purport to project the future financial position or operating results of the Combined Company.

The unaudited pro forma combined financial information included in this supplement and the Definitive Proxy Statement has been prepared using the assumptions below with respect to the potential redemption into cash of 8i’s ordinary shares:

● Scenario 1––Assuming No Redemptions: This presentation assumes that no public shareholders exercise redemption rights with respect to their ordinary shares for a pro rata share of the funds in 8i’s Trust Account.

● Scenario 2––Assuming Maximum Redemptions: This presentation assumes that shareholders holding 7,487,500 8i ordinary shares will exercise their redemption rights for their pro rata share (approximately $10.03 per share) of the funds in the trust account. The maximum redemption amount is derived so that there is a minimum market value of unrestricted publicly held shares of $20.0 million, after giving effect to the payments to redeeming shareholders. Scenario 2 includes all adjustments contained in Scenario 1 and presents additional adjustments to reflect the effect of the maximum redemptions.

The historical financial information has been adjusted to give effect to the expected events that are related and/or directly attributable to the transactions and are factually supportable. The adjustments presented in the selected unaudited pro forma condensed combined financial statements have been identified and presented to provide relevant information necessary for an accurate understanding of the Combined Company upon consummation of the transactions.

This information should be read together with 8i’s and EUDA’s financial statements and related notes, “8i’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “EUDA’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other financial information included elsewhere in the Definitive Proxy Statement.

The selected unaudited pro forma condensed combined financial information is presented for illustrative purposes only. Such information is only a summary and should be read in conjunction with the section titled “Unaudited Pro Forma Combined Financial Information.” The financial results may have been different had the companies always been combined. You should not rely on the selected unaudited pro forma condensed combined financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the Combined Company will experience.

	For the Six Months Ended June 30, 2022
	8i	EUDA	Pro Forma Combined Assuming No Redemptions	Pro Forma Combined Assuming Maximum Redemptions
Statements of Operations Data:
Revenues	$-	$5,095,060	$5,095,060	$5,095,060
Cost of revenues	-	3,163,172	3,163,172	3,163,172
Gross profit	-	1,931,888	1,931,888	1,931,888
Operating expenses	1,760,114	3,591,873	2,817,987	2,817,987
Loss from operations	(1,760,114)	(1,659,985)	(886,099)	(886,099)
Other income (expense), net	222,166	122,371	122,371	122,371
Loss before income taxes	(1,537,948)	(1,537,614)	(763,728)	(763,728)
Provision for income taxes	-	97,953	97,953	97,953
Net loss	(1,537,948)	(1,635,567)	(861,681)	(861,681)
Less: Net income attributable to noncontrolling interest	-	2,226	2,226	2,226
Net loss attributable to ordinary shareholders	$(1,537,948)	$(1,637,793)	$(863,907)	$(863,907)
Basic and diluted weighted average shares outstanding of redeemable ordinary shares	8,625,000		-	-
Basic and diluted net loss per redeemable ordinary share	$(0.13)		$-	$-
Basic and diluted weighted average shares outstanding of non-redeemable ordinary shares	2,448,500	1,000,000	26,165,225	18,677,725
Basic and diluted net loss per non-redeemable ordinary share	$(0.16)	$(1.64)	$(0.03)	$(0.05)

	For the Year Ended December 31, 2021
	8i	EUDA	Pro Forma Combined Assuming No Redemptions	Pro Forma Combined Assuming Maximum Redemptions
Statements of Operations Data:
Revenues	$-	$10,544,550	$10,544,550	$10,544,550
Cost of revenues	-	6,300,197	6,300,197	6,300,197
Gross profit	-	4,244,353	4,244,353	4,244,353
Operating expenses	278,411	5,472,580	5,750,991	5,750,991
Income (loss) from operations	(278,411)	(1,228,227)	(1,506,638)	(1,506,638)
Other income (expense), net	746	2,176,764	2,176,764	2,176,764
Income (loss) before income taxes	(277,665)	948,537	670,126	670,126
Provision for income taxes	-	48,141	48,141	48,141
Net income (loss)	(277,665)	900,396	621,985	621,985
Less: Net income attributable to noncontrolling interest	-	35,567	35,567	35,567
Net income (loss) attributable to ordinary shareholders	$(277,665)	$864,829	$586,418	$586,418
Basic and diluted weighted average shares outstanding of redeemable ordinary shares	1,606,849		-	-
Basic and diluted net earnings per redeemable ordinary share	$5.14		$-	$-
Basic and diluted weighted average shares outstanding of non-redeemable ordinary shares	2,210,697	1,000,000	26,165,225	18,677,725
Basic and diluted net earnings (loss) per non-redeemable ordinary share	$(3.86)	$0.86	$0.02	$0.03

	As of June 30, 2022
	8i	EUDA	Pro Forma Combined Assuming No Redemptions	Pro Forma Combined Assuming Maximum Redemptions
Balance Sheets Data:
Total assets	$86,775,601	$7,051,012	$87,537,453	$12,437,828
Total liabilities	$4,730,054	$8,083,831	$5,130,206	$5,130,206
Mezzanine equity	85,769,097	-	-	-
Total shareholders’ equity (deficit)	(3,723,550)	(1,112,608)	82,327,458	7,227,833
Noncontrolling Interest	-	79,789	79,789	79,789
Total liabilities, mezzanine equity, shareholders’ equity (deficiency)	$86,775,601	$7,051,012	$87,537,453	$12,437,828

The Definitive Proxy Statement is amended and supplemented on page 54 by adding the following at the end of the risk factor entitled “Risks Related to 8i’s Business and Business Combination.”:

8i and EUDA will incur significant transaction and transition costs in connection with the Business Combination.

On November 1, 2022, 8i entered into the Forward Purchase Agreement with Greentree Financial Group, Inc., a Florida corporation (“Greentree”). To the extent Greentree purchases 8i’s Ordinary Shares in accordance with the Forward Purchase Agreement, Greentree may elect to sell and transfer to 8i, and 8i has agreed to purchase, in the aggregate up to 125,000 Ordinary Shares (the “Investor Shares”) then held by Greentree on the sixty (60) day anniversary of the date of the closing of the Share Purchase, and pay Greentree at a price of $10.41 per Investor Share (the “Investor Shares Purchase Price”), out of the funds held in the Trust Account, the Escrowed Funds (as such term is defined in the “Proposal No. 1 – The Business Combination Proposal – Ancillary Agreements to the SPA”). 8i will not have access to the Escrowed Funds immediately following the Closing, and depending on the manner in which Greentree’s share purchase is settled, may never have access to the Escrowed Funds, which may adversely affect the Combined Company’s liquidity and capital needs following the Business Combination.

The Definitive Proxy Statement is amended and restated on pages 72 through 78 under the “Unaudited Pro Forma Condensed Combined Financial Information” and “Notes to the Unaudited Pro Forma Condensed Combined Financial Information” sections of the Definitive Proxy Statement:

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF JUNE 30, 2022

			Scenario 1			Scenario 2
			Assuming No			Assuming Maximum
			Redemptions			Redemptions
						Additional
	(1)	(2)	Transaction			Transaction
	8i	EUDA	Accounting		Pro Forma	Accounting		Pro Forma
	(Historical)	(Historical)	Adjustments	Note	Combined	Adjustments	Note	Combined

ASSETS:
Current assets:
Cash	$193,546	$245,017	$86,472,912	(A)	$80,622,315	$(75,099,625)	(H)	$5,522,690
			(3,018,750)	(B)
			(1,324,410)	(E)
			(1,146,000)	(F)
			(800,000)	(G)
Accounts receivable, net	-	1,997,684	-		1,997,684	-		1,997,684
Other receivables	-	1,792,193	-		1,792,193	-		1,792,193
Other receivables - related parties	-	18,808	-		18,808	-		18,808
Prepaid expenses and other current assets	109,143	137,000	-		246,143	-		246,143
Investments held in Trust Account	86,472,912	-	(86,472,912)	(A)	-	-		-
Total current assets	86,775,601	4,190,702	(6,289,160)		84,677,143	(75,099,625)		9,577,518

Property and equipment, net	-	23,358	-		23,358	-		23,358

Other assets:
Other receivables	-	1,066,327	-		1,066,327	-		1,066,327
Intangible assets, net	-	223,999	-		223,999	-		223,999
Goodwill	-	963,733	-		963,733	-		963,733
Operating right-of-use asset	-	47,113	-		47,113	-		47,113
Finance right-of-use assets	-	19,717	-		19,717	-		19,717
Loan to third party	-	516,063	-		516,063	-		516,063
Total other assets	-	2,836,952	-		2,836,952	-		2,836,952

TOTAL ASSETS	$86,775,601	$7,051,012	$(6,289,160)		$87,537,453	$(75,099,625)		$12,437,828

LIABILITIES, MEZZANINE EQUITY AND SHAREHOLDERS’ EQUITY
Current liabilities:
Short term loans - bank and private lender	$-	$233,101	$-		$233,101	$-		$233,101
Short term loans - third parties	-	143,977	-		143,977	-		143,977
Accounts payable	824,410	968,796	(824,410)	(E)	968,796	-		968,796
Accounts payable - related party	-	977,705	-		977,705	-		977,705
Other payables and accrued liabilities	-	1,108,839	(374,000)	(F)	734,839	-		734,839
Other payables - related parties	86,894	4,262,953	(2,666,519)	(D)	1,683,328	-		1,683,328
Promissory note - related party	800,000	-	(800,000)	(G)	-	-		-
Operating lease liability	-	47,113	-		47,113	-		47,113
Finance lease liabilities	-	12,038	-		12,038	-		12,038
Taxes payable	-	278,525	-		278,525	-		278,525
Deferred underwriting commissions	3,018,750	-	(3,018,750)	(B)	-	-		-
Total current liabilities	4,730,054	8,033,047	(7,683,679)		5,079,422	-		5,079,422

Other liabilities:
Deferred tax liabilities	-	38,080	-		38,080	-		38,080
Finance lease liabilities - non-current	-	12,704	-		12,704	-		12,704
Total other liabilities	-	50,784	-		50,784	-		50,784

TOTAL LIABILITIES	4,730,054	8,083,831	(7,683,679)		5,130,206	-		5,130,206

COMMITMENTS AND CONTINGENCIES
Ordinary shares subject to possible redemption	85,769,097	-	(85,769,097)	(H)	-	-		-

Shareholders’ equity (deficit):
Ordinary shares	-	334,863	(3,723,550)	(C)	84,274,929	(75,099,625)	(H)	9,175,304
			2,666,519	(D)
			(772,000)	(F)				-
			85,769,097	(H)
Accumulated deficit	(3,723,550)	(1,457,460)	3,723,550	(C)	(1,957,460)	-		(1,957,460)
			(500,000)	(E)
Accumulated other comprehensive income (loss)	-	9,989	-		9,989	-		9,989
Total shareholders’ equity (deficit)	(3,723,550)	(1,112,608)	87,163,616		82,327,458	(75,099,625)		7,227,833
Noncontrolling Interest	-	79,789	-		79,789	-		79,789
TOTAL LIABILITIES, MEZZANINE EQUITY AND SHAREHOLDERS’ EQUITY	$86,775,601	$7,051,012	$(6,289,160)		$87,537,453	$(75,099,625)		$12,437,828

(1)	Derived from the balance sheet of 8i Acquisition 2 Corp. (“8i”) as of July 31, 2022. See 8i’s financial statements and the related notes appearing elsewhere in this supplement and the Definitive Proxy Statement.

(2)	Derived from the consolidated balance sheet of Euda Health Limited (“EUDA”) as of June 30, 2022. See EUDA’s financial statements and the related notes appearing elsewhere in this supplement and the Definitive Proxy Statement.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2022

			Scenario 1			Scenario 2
			Assuming No			Assuming Maximum
			Redemptions			Redemptions
						Additional
	(1)	(2)	Transaction			Transaction
	8i	EUDA	Accounting		Pro Forma	Accounting		Pro Forma
	(Historical)	(Historical)	Adjustments	Note	Combined	Adjustments	Note	Combined

Revenues	$-	$5,095,060	$-		$5,095,060	$-		$5,095,060
Cost of revenues	-	3,163,172	-		3,163,172	-		3,163,172
Gross profit	-	1,931,888	-		1,931,888	-		1,931,888
Operating expenses:
Selling	-	650,800	-		650,800			650,800
General and administrative expenses	1,760,114	2,930,932	(1,219,000)	(AA)	2,157,046	-		2,157,046
			(1,315,000)	(BB)		-
Research and development expenses	-	10,141	-		10,141	-		10,141
Total operating expenses	1,760,114	3,591,873	(2,534,000)		2,817,987	-		2,817,987
Loss from operations	(1,760,114)	(1,659,985)	2,534,000		(886,099)	-		(886,099)
Other income (expense)
Dividends on marketable securities held in trust	222,166	-	(222,166)	(CC)	-	-		-
Interest expense, net	-	(32,086)	-		(32,086)	-		(32,086)
Gain on disposal of subsidiaries	-	30,055	-		30,055	-		30,055
Other income, net	-	124,402	-		124,402	-		124,402
Total other income, net	222,166	122,371	(222,166)		122,371	-		122,371
Loss before income taxes	(1,537,948)	(1,537,614)	2,311,834		(763,728)	-		(763,728)
Provision for income taxes	-	97,953	-		97,953	-		97,953
Net loss	(1,537,948)	(1,635,567)	2,311,834		(861,681)	-		(861,681)
Less: Net income attributable to noncontrolling interest	-	2,226	-		2,226	-		2,226
Net loss attributable to ordinary shareholders	$(1,537,948)	$(1,637,793)	$2,311,834		$(863,907)	$-		$(863,907)

Basic and diluted weighted average shares outstanding of redeemable ordinary shares	8,625,000		(8,625,000)	(DD)	-	-		-
Basic and diluted net earnings per redeemable ordinary share	$(0.13)				$-			$-
Basic and diluted weighted average shares outstanding of non-redeemable ordinary shares	2,448,500		23,716,725	(DD)	26,165,225	(7,487,500)	(DD)	18,677,725
Basic and diluted net loss per non-redeemable ordinary share	$(0.16)				$(0.03)			$(0.05)

Basic and diluted weighted average of ordinary shares outstanding		1,000,000
Basic and diluted loss per share per ordinary share		$(1.64)

(1)	Derived from the historical information of 8i for the six months ended July 31, 2022.

(2)	Derived from the statement of income and comprehensive income of EUDA for the six months ended June 30, 2022. See EUDA’s financial statements and the related notes appearing elsewhere in this supplement and the Definitive Proxy Statement.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2021

			Scenario 1			Scenario 2
			Assuming No			Assuming Maximum
			Redemptions			Redemptions
						Additional
	(1)	(2)	Transaction			Transaction
	8i	EUDA	Accounting		Pro Forma	Accounting		Pro Forma
	(Historical)	(Historical)	Adjustments	Note	Combined	Adjustments	Note	Combined

Revenues	$-	$10,544,550	$-		$10,544,550	$-		$10,544,550
Cost of revenues	-	6,300,197	-		6,300,197	-		6,300,197
Gross profit	-	4,244,353	-		4,244,353	-		4,244,353
Operating expenses:
Selling	-	1,258,442	-		1,258,442	-		1,258,442
General and administrative expenses	278,411	4,084,873	-		4,363,284	-		4,363,284
Research and development expenses	-	129,265	-		129,265	-		129,265
Total operating expenses	278,411	5,472,580	-		5,750,991	-		5,750,991
Loss from operations	(278,411)	(1,228,227)	-		(1,506,638)	-		(1,506,638)
Other income (expense)
Dividends on marketable securities held in trust	746	-	(746)	(CC)	-	-		-
Interest expense, net	-	(127,126)	-		(127,126)	-		(127,126)
Other income, net	-	386,828	-		386,828	-		386,828
Investment income	-	1,917,062	-		1,917,062	-		1,917,062
Total other income, net	746	2,176,764	(746)		2,176,764	-		2,176,764
Income (loss) before income taxes	(277,665)	948,537	(746)		670,126	-		670,126
Provision for income taxes	-	48,141	-		48,141	-		48,141
Net income (loss)	(277,665)	900,396	(746)		621,985	-		621,985
Less: Net income attributable to noncontrolling interest	-	35,567	-		35,567	-		35,567
Net income (loss) attributable to ordinary shareholders	$(277,665)	$864,829	$(746)		$586,418	$-		$586,418

Basic and diluted weighted average shares outstanding of redeemable ordinary shares	1,606,849		(1,606,849)	(EE)	-	-		-
Basic and diluted net earnings per redeemable ordinary share	$5.14				$-			$-
Basic and diluted weighted average shares outstanding of non-redeemable ordinary shares	2,210,697		23,954,528	(EE)	26,165,225	(7,487,500)	(EE)	18,677,725
Basic and diluted net earnings (loss) per non-redeemable ordinary share	$(3.86)				$0.02			$0.03

Basic and diluted weighted average of ordinary shares outstanding		1,000,000
Basic earnings per share per ordinary share		$0.86

(1)	Derived from the historical information of 8i for the twelve months ended January 31, 2022.

(2)	Derived from the statement of income and comprehensive income of EUDA for the year ended December 31, 2021. See EUDA’s financial statements and the related notes appearing elsewhere in this supplement and the Definitive Proxy Statement.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Note 1 - Basic of Presentation

The Business Combination will be accounted for as a reverse recapitalization in accordance with GAAP. Under this method of accounting, 8i will be treated as the “acquired” company for financial reporting purposes. Accordingly, for accounting purposes, the Business Combination will be treated as the equivalent of EUDA issuing shares for the net assets of 8i, accompanied by a recapitalization. The net assets of 8i will be stated at historical cost, with no goodwill or other intangible assets recorded.

The unaudited pro forma condensed combined balance sheet as of June 30, 2022 gives pro forma effect to the Business Combination as if it had been consummated on June 30, 2022. The unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2022 give pro forma effect to the Business Combination as if it had been consummated on January 1, 2022, the beginning of the earliest period presented in the unaudited pro forma condensed combined statements of operations. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2021 give pro forma effect to the Business Combination as if it had been consummated on January 1, 2021, the beginning of the earliest period presented in the unaudited pro forma condensed combined statements of operations.

The unaudited pro forma condensed combined balance sheet as of June 30, 2022 has been prepared using, and should be read in conjunction with, the following:

●	8i’s balance sheet as of July 31, 2022 and the related notes included elsewhere in this supplement and the Definitive Proxy Statement; and
●	EUDA’s balance sheet as of June 30, 2022 and the related notes included elsewhere in this supplement and the Definitive Proxy Statement.

The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2022 has been prepared using, and should be read in conjunction with, the following:

●	8i’s statement of operations for the six months ended July 31, 2022 derived from the historical information of 8i; and
●	EUDA’s statement of operations for the six months ended June 30, 2022 and the related notes included elsewhere in this supplement and the Definitive Proxy Statement.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2021 has been prepared using, and should be read in conjunction with, the following:

●	8i’s statement of operations for the twelve months ended January 31, 2022 derived from the historical information of 8i; and

●	EUDA’s statement of operations for the year end December 31, 2021 and the related notes included elsewhere in this supplement and the Definitive Proxy Statement.

Management has made significant estimates and assumptions in its determination of the pro forma adjustments. As the unaudited pro forma condensed combined financial information has been prepared based on these preliminary estimates, the final amounts recorded may differ materially from the information presented.

The pro forma adjustments reflecting the consummation of the Business Combination are based on information available as of the date of this supplement and certain assumptions and methodologies that management believes are reasonable under the circumstances. The unaudited condensed pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, the actual adjustments may materially differ from the pro forma adjustments. Management considers this basis of presentation to be reasonable under the circumstances.

The unaudited pro forma condensed combined financial information is not necessarily indicative of what the actual results of operations and financial position would have been had the Business Combination taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of the post-combination company. They should be read in conjunction with the historical financial statements and notes thereto of 8i and EUDA.

The unaudited pro forma condensed combined financial information has been prepared using the assumptions below with respect to the potential redemption into cash of 8i ordinary shares:

●	Scenario 1 –– Assuming No Redemptions: This presentation assumes that no Public Shareholders exercise Redemption Rights with respect to their Public Shares for a pro rata share of the funds in 8i’s Trust Account.

●	Scenario 2 –– Assuming Maximum Redemptions: This presentation assumes that shareholders holding 7,487,500 8i ordinary shares will exercise their redemption rights for their pro rata share (approximately $10.03 per share) of the funds in the trust account. The maximum redemption amount is derived so that there is a minimum market value of unrestricted publicly held shares of $20.0 million, after giving effect to the payments to redeeming shareholders. Scenario 2 includes all adjustments contained in Scenario 1 and presents additional adjustments to reflect the effect of the maximum redemptions.

Additionally, the unaudited pro forma combined financial information does not give effect to the 4,000,000 EUDA Earnout Shares as the earnout contingency has not been met at period end.

The unaudited pro forma condensed combined financial information does not give effect to any anticipated synergies, operating efficiencies, tax savings or cost savings that may be associated with the Business Combination.

The pro forma adjustments reflecting the consummation of the Business Combination are based on certain currently available information and certain assumptions and methodologies that EUDA believes are reasonable under the circumstances. The unaudited condensed pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments and it is possible the difference may be material. EUDA believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Business Combination based on information available to management at this time and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.

Note 2 – Accounting Policies

Upon consummation of the Business Combination, management will perform a comprehensive review of the two entities’ accounting policies. As a result of the review, management may identify differences between the accounting policies of the two entities which, when conformed, could have a material impact on the financial statements of the Post-Combination Company. Based on its initial analysis, management did not identify any differences that would have a material impact on the unaudited pro forma condensed combined financial information. As a result, the unaudited pro forma condensed combined financial information does not assume any differences in accounting policies.

Note 3 - Adjustments to Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information has been prepared to illustrate the effect of the Business Combination and has been prepared for informational purposes only.

The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.” Release No. 33-10786 replaces the existing pro forma adjustment criteria with simplified requirements to depict the accounting for the transaction (“Transaction Accounting Adjustments”) and present the reasonably estimable synergies and other transaction effects that have occurred or are reasonably expected to occur (“Management’s Adjustments”). EUDA has elected not to present Management’s Adjustments and will only be presenting Transaction Accounting Adjustments in the following unaudited pro forma condensed combined financial information.

8i and EUDA have not had any historical relationship prior to the Business Combination. Accordingly, no transaction accounting adjustments were required to eliminate activities between the companies.

Transaction Accounting Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet

The transaction accounting adjustments included in the unaudited pro forma condensed combined balance sheet as of June 30, 2022 are as follows:

(A)	Reflects the reclassification of cash held in the Trust Account that becomes available for general use following the Business Combination;

(B)	Reflects the settlement of approximately $3.0 million deferred underwriting commissions that become due and payable upon the consummation of the Business Combination;

(C)	Reflects the issuance of 891,725 no par value ordinary shares resulted from the conversion of Public and Private rights and the elimination of the historical accumulated deficit of 8i, the accounting acquiree, into EUDA’s ordinary shares upon the consummation of the Business Combination;

(D)	Reflects the forgiveness of indebtedness of approximately $2.7 million from a shareholder of EUDA and reclassify into no par value capital upon the consummation of the Business Combination;

(E)	Reflects the settlement of approximately $1.3 million of 8i’s transaction costs related to the Business Combination, of which, approximately $0.8 million of transaction costs accrued as of the date of the unaudited pro forma condensed combined balance sheet and approximately $0.5 million as an adjustment to accumulated deficit and is not shown as an adjustment to the statement of operations since it is a nonrecurring charge resulting directly from the Business Combination;

(F)	Reflects the recapitalization of EUDA through (a) the issuance of 14,000,000 no par value ordinary shares to EUDA’s shareholders (b) the consideration of the issuance of 4,000,000 Earnout ordinary shares deemed to be as equity instruments in accounted for under ASC 815, (c) the settlement of approximately $1.1 million of EUDA’s transaction costs related to the Business Combination, of which, approximately $0.3 million of transaction costs accrued as of the date of the unaudited pro forma condensed combined balance sheet and approximately $0.8 million of transaction costs reclassify into no par value capital upon the closing of the Business Combination, and (d) the issuance of 200,000 no par value ordinary shares to a third party service provider for services rendered in connection with the Business Combination upon the consummation of the Business Combination;

(G)	Reflects the settlement of approximately $0.8 million related party promissory note that become due and payable upon the consummation of the Business Combination; and

(H)	In Scenario 1, reflects the reclassification of 8,225,000 ordinary share subject to possible redemption to permanent equity at no par value with no redemptions. In Scenario 2, which assumes the same facts as described in Items A through G above, but also assumes the maximum number of 7,487,500 shares are redeemed for cash by 8i shareholders, at a redemption price of $10.03 per share, represents the maximum redemption amount to ensure a minimum market value of unrestricted publicly held shares of $20.0 million.

Transaction Accounting Adjustments to Unaudited Pro Forma Condensed Combined Statements of Operations

The transaction accounting adjustments included in the unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2022 and for the year ended December 31, 2021 are as follows:

(AA)	Represents an adjustment to eliminate non-recurring transaction costs of the Business Combination which are reflected in the historical financial statements of 8i in the amount of approximately $1.2 million for the six month ended July 31, 2022;

(BB)	Represents an adjustment to eliminate non-recurring transaction costs of the Business Combination which are reflected in the historical financial statements of EUDA in the amount of approximately $1.3 million for the six month ended June 30, 2022.

(CC)	Represents an adjustment to eliminate income from dividends on marketable securities held in trust as of the beginning of the period.

(DD)	The calculation of weighted average shares outstanding for basic and diluted net loss per share assumes that the Business Combination as if it had been consummated on January 1, 2022. In addition, as the Business Combination is being reflected as if it had occurred on this date, the calculation of weighted average shares outstanding for basic and diluted net loss per share assumes that the shares have been outstanding for the entire period presented. In Scenario 2, this calculation is retroactively adjusted to eliminate the number of 7,487,500 shares are redeemed for cash by 8i shareholders to ensure a minimum market value of unrestricted publicly held shares of $20.0 million the Business Combination for the entire period;

(EE)	The calculation of weighted average shares outstanding for basic and diluted net earnings (loss) per share assumes that the Business Combination as if it had been consummated on January 1, 2021. In addition, as the Business Combination is being reflected as if it had occurred on this date, the calculation of weighted average shares outstanding for basic and diluted net earnings (loss) per share assumes that the shares have been outstanding for the entire period presented. In Scenario 2, this calculation is retroactively adjusted to eliminate the number of 7,487,500 shares are redeemed for cash by 8i shareholders to ensure a minimum market value of unrestricted publicly held shares of $20.0 million in the Business Combination for the entire period.

Note 4 – Earnings (Loss) per Share

Represents the earnings (loss) per share calculated using the historical weighted average shares outstanding, and the change in number of shares in connection with the Business Combination, assuming the shares were outstanding since the beginning of the earliest period presented in the unaudited pro forma condensed combined statements of operations. As the Business Combination and related transactions are being reflected as if they had occurred at the beginning of the period presented, the calculation of weighted average shares outstanding for basic and diluted earnings/(loss) per share assumes that the shares issuable relating to the Business Combination have been outstanding for the entire period presented.

Basic and diluted earnings (loss) per share is computed by dividing pro forma net income/loss by the weighted average number of ordinary shares outstanding during the periods.

The unaudited pro forma condensed combined has been prepared assuming no redemptions and assuming maximum redemptions for the six months ended June 30, 2022:

	For the Six Months Ended June 30, 2022
	Pro Forma Combined (Assuming No Redemptions)	Pro Forma Combined (Assuming Maximum Redemptions)
Pro forma net loss attributable to ordinary shareholders	$(863,907)	$(863,907)
Weighted average shares outstanding – basic and diluted	26,165,225	18,677,725
Pro forma loss per share – basic and diluted	$(0.03)	$(0.05)

Weighted average shares calculation, basic and diluted
Ordinary Shares
8i public shares	8,625,000	8,625,000
8i public shares converted from rights	862,500	862,500
8i Sponsor and directors shares	2,156,250	2,156,250
8i private shares	292,250	292,250
8i private shares converted from rights	29,225	29,225
8i public shares redeemed	-	(7,487,500)
8i service provider shares	200,000	200,000
8i shares issued in the Business Combination	14,000,000	14,000,000
Total weighted average shares outstanding	26,165,225	18,677,725

The unaudited pro forma condensed combined has been prepared assuming no redemptions and assuming maximum redemptions for the year ended December 31, 2021:

	For the Year Ended December 31, 2021
	Pro Forma Combined (Assuming No Redemptions)	Pro Forma Combined (Assuming Maximum Redemptions)
Pro forma net income attributable to ordinary shareholders	$586,418	$586,418
Weighted average shares outstanding – basic and diluted	26,165,225	18,677,725
Pro forma earnings per share – basic and diluted	$0.02	$0.03

Weighted average shares calculation, basic and diluted
Ordinary Shares
8i public shares	8,625,000	8,625,000
8i public shares converted from rights	862,500	862,500
8i Sponsor and directors shares	2,156,250	2,156,250
8i private shares	292,250	292,250
8i private shares converted from rights	29,225	29,225
8i public shares redeemed	-	(7,487,500)
8i service provider shares	200,000	200,000
8i shares issued in the Business Combination	14,000,000	14,000,000
Total weighted average shares outstanding	26,165,225	18,677,725

The Definitive Proxy Statement is amended and supplemented on page 82 by adding the following to the “Proposal No. 1 – The Business Combination Proposal – General Description of the SPA – Conditions to Closing” section of the Definitive Proxy Statement:

On November 7, 2022, 8i and the Seller entered into a Waiver Agreement waiving among other things, the following conditions to Closing, effective as of the date of Closing:

●	that United Overseas Bank Limited has consented in writing to the consummation of the Transaction under each of the Banking Facility Agreement dated 21 August 2019 between Kent Ridge Healthcare Singapore Private Limited (formerly known as Sheares HMO Private Limited) and United Overseas Bank Limited and the Deed of Debenture dated 16 October 2019 between Kent Ridge Healthcare Singapore Private Limited and United Overseas Bank Limited;

●	that Funding Societies Private Limited has consented in writing to the consummation of the Transaction under the Note issuance agreement (bolt term financing) dated 23 February 2022, along with the investment note certificate dated 24 February 2022 representing the aggregate value of S$100,000 between Kent Ridge Healthcare Singapore Private Limited as issuer, Chen Weiwen Kelvin as guarantor, Funding Societies Private Limited as an agent acting on behalf of the investors, and DBS Bank Limited Singapore as escrow agent;

●	that EUDA will have aggregate cash equal to or exceed $10.0 million immediately prior to Closing;

●	that certain designees of the Seller, who will receive an aggregate of 1,000,000 Purchaser Shares at Closing will be required to sign the Lock-Up Agreement; and

●	that Kent Ridge Health Private Limited shall have irrevocably amended its Organizational Documents to remove “Kent Ridge” from its official name.

The Definitive Proxy Statement is amended and supplemented on page 83 by adding the following to the “Proposal No. 1 – The Business Combination Proposal – Ancillary Agreements to the SPA” section of the Definitive Proxy Statement:

Forward Purchase Agreement

On November 1, 2022, 8i and Greentree entered into a Forward Share Purchase Agreement pursuant to which, on the sixty (60) day anniversary of the date of the closing of the Share Purchase, Greentree may elect to sell and transfer to 8i, and 8i will purchase, in the aggregate up to 125,000 8i’s Ordinary Shares (the “Investor Shares”) then held by Greentree. 8i will purchase the Investor Shares at a price of $10.41 per Investor Share (the “Investor Shares Purchase Price”). The date of the purchase by 8i of the Investor Shares is referred to as the “Investor Shares Closing Date”. In conjunction with the sale of the Investor Shares to 8i, Greentree shall notify 8i and the Escrow Agent (as defined below) in writing anytime during the period commencing fifteen (15) business days and ending two (2) business days prior to the sixty (60) day anniversary of the Closing Date whether or not Greentree is exercising its right to sell the Investor Shares that Greentree holds to 8i pursuant to the Forward Purchase Agreement (each, a “Investor Shares Sale Notice”). Failure of timely delivery of the Investor Shares Sales Notice shall be deemed as forfeiture of Greentree’s right to sell any Investor Shares to 8i pursuant to the Forward Purchase Agreement. If an Investor Shares Sale Notice is timely delivered by Greentree to 8i and the Escrow Agent, 8i will purchase from Greentree the Investor Shares held by Greentree on the Investor Shares Closing Date.

Greentree agreed to purchase all Investor Shares at a price per share no greater than the price paid to 8i’s public shareholders who elected to redeem their shares in connection with shareholders’ vote to approve the Share Purchase (the “Redemption Price”). In exchange for 8i’s commitment to purchase the Investor Shares on the Investor Shares Closing Date, Greentree agreed that it will not request redemption of any of the Investor Shares in conjunction with 8i’s shareholders’ approval of the Share Purchase, or tender the Investor Shares to 8i in response to any redemption or tender offer that 8i may commence for its Ordinary Shares. Such waiver by Greentree may reduce the number of Ordinary Shares redeemed in connection with the Share Purchase, which reduction could alter the perception of the potential strength of the business combination transaction contemplated by the SPA.

Commencing on the day after the Closing Date and prior to the one (1) month anniversary of the Closing Date, Greentree may sell its Investor Shares in the open market as long as the sales price exceeds $10.36 per Investor Share (such sale, the “Early Sale” and such shares, the “Early Sale Shares”). If Greentree sells any Investor Shares in an Early Sale, the Escrow Agent shall release from the Escrow Account (x) to Greentree an amount equal to $0.05 per Early Sale Share sold by Greentree (the “Early Sale Premium”) and (y) to 8i an amount equal to $10.36 per Early Sale Share sold in such Early Sale. If Greentree has sold Investor Shares in the open market other than an Early Sale, the Escrow Agent shall release to 8i for 8i’s use without restriction an aggregate amount equal to the number of Investor Shares sold multiplied by the Investor Shares Purchase Price.

Within one (1) business day following the closing of the Share Purchase, 8i will deposit into an escrow account with American Stock Transfer & Trust Company (the “Escrow Agent”), subject to the terms of an escrow agreement, an amount equal to the Investor Shares Purchase Price multiplied by the aggregate number of Investor Shares held by Greentree as of the Closing Date (the “Escrowed Funds”). 8i’s purchase of the Investor Shares will be made with funds from the escrow account attributed to the Investor Shares. In the event that Greentree sells any Investor Shares as provided for above, it shall provide notice to 8i and the Escrow Agent within three (3) business days of such sale (the “Open Market Sale Notice), and the Escrow Agent shall release from the escrow account for 8i’s use without restriction an amount equal to the pro rata portion of the escrow attributed to the Investor Shares which Greentree has sold.

In the event that Greentree chooses not to sell to 8i any Investor Shares that Greentree owns as of the sixty (60) day anniversary of the date of the closing of the Share Purchase, or if Greentree fails to timely provide notice of its election to sell such Investor Shares to 8i, the Escrow Agent shall release all remaining funds from the escrow account for the 8i’s use without restriction.

Nothing in the Forward Purchase Agreement prohibits or restricts Greentree from purchasing from third parties prior to the Closing Date 8i’s Ordinary Shares, including shares that have previously been tendered by third parties for redemption in conjunction with shareholders’ approval of the Share Purchase, to the extent such third parties unwind such tenders for redemption, or any warrants, convertible notes or options (including puts or calls) of 8i; provided, the aggregate number of Investor Shares (including any additional shares) owned by Greentree shall not exceed 125,000 Ordinary Shares, unless otherwise agreed in writing by all parties.

The Forward Purchase Agreement contains customary representations, warranties and covenants from the parties. 8i’s obligation to consummate the transactions contemplated by the Forward Purchase Agreement are subject to the consummation of the Share Purchase.

8i agreed to indemnify Greentree and its respective officers, directors, employees, agents and shareholders (collectively referred to as the “Indemnitees”) against, and hold them harmless of and from, any and all loss, liability, cost, damage and expense, including without limitation, reasonable and documented out-of-pocket outside counsel fees, which the Indemnitees may suffer or incur by reason of any action, claim or proceeding, in each case, brought by a third party creditor of 8i, EUDA or any of their respective subsidiaries asserting that Greentree is not entitled to receive the aggregate Share Purchase Price or such portion thereof as it is entitled to receive pursuant to the Forward Purchase Agreement, unless such action, claim or proceeding is the result of the fraud, bad faith, willful misconduct or gross negligence of any Indemnitee.

The Forward Purchase Agreement may be terminated: (i) by mutual written consent of 8i and Greentree; (ii) automatically if 8i’s shareholders fail to approve the Share Purchase before November 24, 2022 (the “Outside Date”), as the Outside Date may be extended pursuant to the SPA, or if the closing of the Share Purchase does not occur for any reason; and (iii) prior to the closing of the Share Purchase by Greentree if there occurs a Company Material Adverse Effect (as defined in the SPA), or by Greentree if the Escrow Agreement is not executed (by any party to the Escrow Agreement other than Greentree) for any reason on or before the Closing Date.

The primary purpose of entering into the Forward Purchase Agreement is to help ensure that certain Nasdaq initial listing requirements will be met, and therefore increases the likelihood that the Business Combination will close.

Agreement for Advisory Services

On October 18, 2022, Seller and GSV Capital Partners LLC (“GSV”) entered into an Agreement for Advisory Services pursuant to which, among other things, (a) Seller retained GSV to facilitate the Forward Purchase Transaction; and (b) GSV will receive from Seller up to 50,000 Ordinary Shares of 8i following the closing of the Business Combination as payment for its advisory services, provided that Greentree has not breached any terms of the Forward Purchase Agreement. On November 6, 2022, Seller and GSV reached an oral agreement to reduce the consideration to GSV from 50,000 shares to 12,500 shares.

The Definitive Proxy Statement is amended and supplemented on page 83 by adding the following to the “Proposal No. 1 – The Business Combination Proposal – Background of the Business Combination” section of the Definitive Proxy Statement:

Between September 26, 2022 and October 9, 2022, representatives of 8i had preliminary discussions with representatives of Greentree regarding a potential forward purchase transaction. On October 10, 2022, representatives of Greentree sent 8i’s management a term sheet and a draft forward purchase agreement detailing the terms of a potential forward purchase transaction. Between October 10 and October 17, 2022, discussions between Greentree and 8i’s management regarding the terms of the such transaction continued. On October 17, 2022, Loeb sent ArentFox Schiff LLP, counsel to Greentree, an updated draft of the Forward Purchase Agreement. On October 18, 2022, 8i’s management discussed a potential forward purchase transaction with its Board and the Board authorized 8i’s management to negotiate and execute a definitive agreement with respect to the forward purchase transaction. On November 1, 2022, 8i entered into the Forward Purchase Agreement with Greentree, and EUDA signed and acknowledged the same. The final terms were substantially consistent with the terms agreed to between the parties on October 17, 2022. The primary purpose of entering into the Forward Purchase Agreement is to help ensure that certain Nasdaq initial listing requirements will be met, and therefore increases the likelihood that the Business Combination will close.

Between October 25 and November 6, 2022 as parties prepared for the Closing, 8i’s Board considered (i) the date on which the Business Combination is scheduled to close, and (ii) the date on which 8i will terminate on November 24, 2022 (unless further extended pursuant to 8i’s Current Charter), and remains confident that EUDA can raise additional financing post-closing. On November 7, 2022, 8i’s Board authorized management to enter into a waiver agreement with the Seller waiving certain closing conditions under the SPA. On November 7, 2022, 8i and the Seller entered into a Waiver Agreement waiving among other things, the following conditions to Closing, effective as of the date of Closing:

●	that United Overseas Bank Limited has consented in writing to the consummation of the Transaction under each of the Banking Facility Agreement dated 21 August 2019 between Kent Ridge Healthcare Singapore Private Limited (formerly known as Sheares HMO Private Limited) and United Overseas Bank Limited and the Deed of Debenture dated 16 October 2019 between Kent Ridge Healthcare Singapore Private Limited and United Overseas Bank Limited;

●	that Funding Societies Private Limited has consented in writing to the consummation of the Transaction under the Note issuance agreement (bolt term financing) dated 23 February 2022, along with the investment note certificate dated 24 February 2022 representing the aggregate value of S$100,000 between Kent Ridge Healthcare Singapore Private Limited as issuer, Chen Weiwen Kelvin as guarantor, Funding Societies Private Limited as an agent acting on behalf of the investors, and DBS Bank Limited Singapore as escrow agent;

●	that EUDA will have aggregate cash equal to or exceed $10.0 million immediately prior to Closing;

●	that certain designees of the Seller, who will receive an aggregate of 1,000,000 Purchaser Shares at Closing will be required to sign the Lock-Up Agreement; and

●	that Kent Ridge Health Private Limited shall have irrevocably amended its Organizational Documents to remove “Kent Ridge” from its official name.

The Definitive Proxy Statement is amended and supplemented on page 117 by adding the following to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations of 8i – Contractual Obligations” section of the Definitive Proxy Statement:

On November 1, 2022, 8i entered into the Forward Purchase Agreement with Greentree Financial Group, Inc., a Florida corporation (“Greentree”). To the extent Greentree purchases 8i’s Ordinary Shares in accordance with the Forward Purchase Agreement, Greentree may elect to sell and transfer to 8i, and 8i has agreed to purchase, in the aggregate up to 125,000 Ordinary Shares (the “Investor Shares”) then held by Greentree on the sixty (60) day anniversary of the date of the closing of the Share Purchase, and pay Greentree at a price of $10.41 per Investor Share (the “Investor Shares Purchase Price”), out of the funds held in the Trust Account, the Escrowed Funds (as such term is defined in the “Proposal No. 1 – The Business Combination Proposal – Ancillary Agreements to the SPA”).

The Definitive Proxy Statement is amended and restated on pages 164 and 165 by replacing the “UNAUDITED HISTORICAL COMPARATIVE AND PRO FORMA COMBINED PER SHARE DATA OF 8i AND EUDA” section of the Definitive Proxy Statement with the following:

UNAUDITED HISTORICAL COMPARATIVE AND PRO FORMA COMBINED PER SHARE DATA

OF 8i AND EUDA

As of June 30, 2022	8i	EUDA	Pro Forma Combined Assuming No Redemptions	Pro Forma Combined Assuming 25% Redemptions	Pro Forma Combined Assuming 50% Redemptions	Pro Forma Combined Assuming 75% Redemptions	Pro Forma Combined Assuming Maximum Redemptions
Shareholders’ equity (deficiency)	(3,723,550)	$(1,112,608)	$82,327,458	$60,709,230	$39,091,002	$17,472,774	$7,227,833
Basic and diluted weighted average shares outstanding of redeemable ordinary shares	8,625,000
Book value per redeemable ordinary share	(0.34)
Basic and diluted weighted average shares outstanding of non-redeemable ordinary shares	2,448,500	1,000,000	26,165,225	24,008,975	21,852,725	19,696,475	18,677,725
Book value per non-redeemable ordinary share	(0.34)	$(1.11)	$3.15	$2.53	$1.79	$0.89	$0.39

For the Six Months Ended June 30, 2022	8i	EUDA	Pro Forma Combined Assuming No Redemptions	Pro Forma Combined Assuming 25% Redemptions	Pro Forma Combined Assuming 50% Redemptions	Pro Forma Combined Assuming 75% Redemptions	Pro Forma Combined Assuming Maximum Redemptions
Net income (loss) attributable to ordinary shareholders	$(1,537,948)	$(1,637,793)	$(863,907)	$(863,907)	$(863,907)	$(863,907)	$(863,907)
Basic and diluted weighted average shares outstanding of redeemable ordinary shares	8,625,000
Basic and diluted net loss per redeemable ordinary share	$(0.13)
Basic and diluted weighted average shares outstanding of non-redeemable ordinary shares	2,448,500	1,000,000	26,165,225	24,008,975	21,852,725	19,696,475	18,677,725
Basic and diluted net loss per non-redeemable ordinary share	$(0.16)	$(1.64)	$(0.03)	$(0.04)	$(0.04)	$(0.04)	$(0.05)

For the Year Ended December 31, 2021	8i	EUDA	Pro Forma Combined Assuming No Redemptions	Pro Forma Combined Assuming 25% Redemptions	Pro Forma Combined Assuming 50% Redemptions	Pro Forma Combined Assuming 75% Redemptions	Pro Forma Combined Assuming Maximum Redemptions
Net income (loss) attributable to ordinary shareholders	$(277,665)	$864,829	$586,418	$586,418	$586,418	$586,418	$586,418
Basic and diluted weighted average shares outstanding of redeemable ordinary shares	1,606,849
Basic and diluted net earnings per redeemable ordinary share	$5.14
Basic and diluted weighted average shares outstanding of non-redeemable ordinary shares	2,210,697	1,000,000	26,165,225	24,008,975	21,852,725	19,696,475	18,677,725
Basic and diluted net earnings (loss) per non-redeemable ordinary share	$(3.86)	$0.86	$0.02	$0.02	$0.03	$0.03	$0.03

The Definitive Proxy Statement is amended and supplemented on page 181 by adding the following to the “Directors and Executive Officers of EUDA” section of the Definitive Proxy Statement:

Wilke Services Limited. Wilke Services Limited served as a corporate director of EUDA from June 8, 2021 until its resignation on November 5, 2022.

The Definitive Proxy Statement is amended and supplemented on page 183 by replacing the table at the beginning of the “Directors and Executive Officers of the Combined Company after the Business Combination – Executive Officers and Directors” section of the Definitive Proxy Statement with the following:

Name	Age	Position(s)
Wei Wen Kelvin Chen	38	Chief Executive Officer, Executive Director
Thien Su Gerald Lim(1)	64	Independent director nominee
David Francis Capes(1)	62	Independent director nominee
Alfred Lim(2)	71	Independent director nominee
Kim Hing Chan(1)	66	Independent director nominee
Steven John Sobak	76	Chief Financial Officer
Daniel Tan	41	Chief Technology Officer

(1)	EUDA’s Designee
(2)	8i’s Designee

The Definitive Proxy Statement is amended and supplemented on page 184 by adding the following to the end of the “Directors and Executive Officers of the Combined Company after the Business Combination – Executive Officers and Directors” section of the Definitive Proxy Statement:

Steven John Sobak. Mr. Steven John Sobak has been serving as EUDA’s Chief Financial Officer since March 2022 and has over 45 years in healthcare administrative experience covering most aspects of hospital management in both the public and private sectors, in general acute and various specialty facilities. Within Singapore and Malaysia, he has served as Chief Executive Officer, Chief Financial Officer, and Chief Operating Officer at various hospitals ranging from 100 to over 1,500 beds. Over the years he has worked in the US, Saudi Arabia, Singapore, Malaysia and with consulting assignments in China and India. Since 2014, Mr. Sobak has been an Independent Healthcare Consultant for new, greenfield and brownfield projects as well as other potential ventures in Singapore, where he offered healthcare related consulting and advisory services of both. He provided guidance and feasibility study preparations for projects in China to gather required information, guidance and direction for managing the planning, construction and pre-opening requirements. From June 2010 to July 2016, he served as the Chief Operating Officer (June 2010 to January 2016) and Senior Director of National Neuroscience Institute (January 2016 to July 2016). Prior to that, Mr. Sobak was the Chief Executive Officer of Singapore Cord Blood Bank from January 2009 through June 2015. Concurrently, he was the Senior Instructor at Business Continuity Management Institute. From October 1969 through January 2014, he held various positions at Singapore Management University – Singhealth, Healthcura Consulting Pvt Ltd, KK Women’s and Children’s Hospital, United Engineers Group (Medical Hall Ltd), Southern Hospital Group, Tan Tock Seng Hospital Pte Ltd and Hospital Corporation of America/International Inc. At various times in his career, he had direct operational responsibility for many departments such as Finance, Purchasing, Corporate Communications, Quality Service Management (QSM), Legal, Facilities and Maintenance Operations, Bio-Medical Services, IT, and more. He introduced the concept of Pre-Admission Patient Financial Counseling in 1989, which was subsequently adopted by all hospitals in Singapore. He has supervised and been responsible for various Divisions within the Executive, Allied Health, Outpatient, Operational Support, etc. Mr. Sobak holds a Master’s Degree in Finance and a Bachelor’s Degree in Management, both from Wayne State University.

Daniel Tan. Mr. Daniel Tan has more than 15 years of experience in high-tech industries including autonomous vehicles, complex underwater defense systems and logistics platform technologies. Mr. Tan has served as the Chief Technology Officer of EUDA since July 2021. From October 2020 to July 2021, Mr. Tan was the Head of the Product Excellence Office (Global eTrade Division) at Crimsonlogic Pte Ltd (Crimsonlogic). Prior to that, from 2018 to 2020, he was the Head of the Strategic Program Management Office (PMO). He was instrumental in the development and delivery of Port of Singapore Authority’s Global Portnet Systems and promoted within one year to be Head of Strategic PMO at Crimsonlogic. At Crimsonlogic, he strategized and implemented the company-wide Agile-Scrum Framework methodology for product development and reporting metrics. From May 2017 to June 2018, he was with Singapore Technologies Kinetics as the Program Manager leading the Kinetics Advanced Robotics department, where he managed the rapid expansion of the robotics arm. From October 2010 to April 2017, he held various positions in APL Logistics Ltd  (May 2016 to April 2017), Maven Lab Pte Ltd (March 2015 to April 2016), Singapore Technologies Electronics (November 2010 to December 2014) and PSA Corporation Ltd (January 2006 to October 2010). Mr. Tan holds a Master’s Degree in Systems Design & Management from National University of Singapore and multiple professional certifications in Project Management & ITIL.

The Definitive Proxy Statement is amended and supplemented on page 187 by replacing the last paragraph and table at the end of the “Beneficial Ownership of Securities – Pre & Post Business Combination” section of the Definitive Proxy Statement with the following:

The expected beneficial ownership of Ordinary Shares post-Business Combination under the header “Post-Business Combination—Assuming No Redemption” assumes none of the Public Shares having been redeemed.

	Pre-Business Combination		Post-Business Combination
	Ordinary Shares		Assuming No Redemption		Assuming Maximum Redemption
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	% of Outstanding Ordinary Shares	Number of Shares	%	Number of Shares	%
Directors and Executive Officers of 8i:
Meng Dong (James) Tan(2)	2,436,500	22.0%	8,607,850	27.5%	8,607,850	36.1%
Guan Hong (William) Yap	3,000	*	3,000	*	3,000	*
Ajay Rajpal	3,000	*	3,000	*	3,000	*
Alexander Arrow	3,000	*	3,000	*	3,000	*
Kwong Yeow Liew	3,000	*	3,000	*	3,000	*
All Directors and Executive Officers of 8i as a Group (5 Individuals)	2,448,500	22.1%	8,619,850	27.5%	8,619,850	36.2%
Five Percent Holders 8i:
8i Holdings 2 Pte. Ltd.(3)	2,141,250	19.3%	2,141,250	6.8%	2,141,250	9.0%
Meng Dong (James) Tan(2)	2,436,500	22.0%	8,607,850	27.5%	8,607,850	36.1%
Directors and Executive Officers of Combined Entity After Consummation of the Business Combination:
Wei Wen Kelvin Chen(4)	0	-	644,000	2.1%	644,000	2.7%
Steven John Sobak(5)	0	-	3,445	*	3,445	*
Daniel Tan	0	-	0	-	0	-
Thien Su Gerald Lim	0	-	0	-	0	-
David Francis Capes	0	-	0	-	0	-
Alfred Lim	0	-	0	-	0	-
Kim Hing Chan	0	-	0	-	0	-
All Directors and Executive Officers of Combined Entity as a Group (7 Individuals)	0		647,445	2.1%	647,445	2.7%
Five Percent Holders of Combined Entity After Consummation of the Business Combination:
Watermark Developments Limited(6)	0	-	9,660,000	30.8%	9,660,000	40.5%
8i Holdings 2 Pte. Ltd.(3)	2,141,250	19.3%	2,141,250	6.8%	2,141,250	9.0%
Meng Dong (James) Tan(2)	2,436,500	22.0%	8,607,850	27.5%	8,607,850	36.1%
Fook-Meng Chan(7)	0	-	1,538,000	4.9%	1,538,000	6.5%

* Less than 1%.

(1) Unless otherwise indicated, the business address of each of the shareholders is c/o 8i Acquisition 2 Corp., 6 Eu Tong Sen Street #08-13 Singapore 059817.

(2) Share amounts under both Post-Business Combination scenarios include (i) 292,250 shares underlying the Private Units, (ii) 146,125 shares underlying the warrants in the Private Units, (iii) 29,225 shares underlying the rights in the Private Units; (iv) 2,776,000 shares as part of the Initial Consideration; and (v) 3,220,000 shares through his beneficial ownership of 500,000 ordinary shares (approximately 33.33%) of Watermark Developments Limited (“Watermark”) through his two wholly-owned companies, 8i Capital Limited and 8i Enterprises Pte Ltd. As the sole shareholder of EUDA, Watermark will receive 9,660,000 shares at the closing of the Business Combination,

(3) Mr. Tan, the Company’s Chief Executive Officer and Chairman is the sole shareholder and director of 8i Holdings 2 Pte. Ltd. Mr. Tan has sole voting and dispositive power over the shares. The address for 8i 2 Holdings Limited is c/o 8i Acquisition 2 Corp., c/o 6 Eu Tong Sen Street #08-13 Singapore 059817.

(4) Dr. Kelvin Chen beneficially owns 100,000 ordinary shares of Watermark which as the sole shareholder of EUDA, will receive 9,660,000 Ordinary Shares at the closing of the Business Combination.

(5) Steven John Sobak beneficially owns 535 ordinary shares of Watermark, which as the sole shareholder of EUDA, will receive 9,660,000 Ordinary Shares at the closing of the Business Combination.

(6) 9,660,000 Purchaser Shares will be issued to Watermark Developments Limited, or any designee specified by Watermark Developments Limited, at closing of the Business Combination, of which (a) approximately 33.33% are beneficially owned by Mr. Meng Dong (James) Tan, through 8i Capital Limited and 8i Enterprises Pte Ltd, (b) 15.33% are beneficially owned by Fan Pingli through Wilke Services Limited, at Suite 9, Ansuya Estate, Revolution Avenue Victoria, Mahe, Seychelles, (c) approximately 6.67% are beneficially owned by Mr. Fook-Meng Chan, through Watermark Capital Pte Ltd, at 150 Cecil Street #03-02, Singapore 069543, (d) approximately 6.67% are beneficially owned by Kelvin Chen, through Interglobe Venture Inc, at Ground Floor, Coastal Building, Wickhams Cay II, PO Box 3169, Road Town, Tortola, British Virgin Islands, (e) approximately 6.57% are beneficially owned by Hartanto through Mount Locke Limited, at Suite 9, Ansuya Estate, Revolution Avenue Victoria, Mahe, Seychelles, (f) approximately 6.53% are beneficially owned by Koh Yong Pau through Pine Alliance Limited, at Vistra Corporate Services Centre, Wickhams Cay II Road Town, Tortola VG 1110 British Virgin Islands, and (g) approximately 6.53% are beneficially owned by Kng Pong Sai through Scotgold Holdings Limited, at Vistra Corporate Services Centre, Wickhams Cay II Road Town, Tortola VG 1110 British Virgin Islands. The remaining shareholders of Watermark Developments Limited each own less than 5% of Watermark Developments Limited. The address of Watermark Developments Limited is c/o Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands.

(7) Share amounts under both Post-Business Combination scenarios include (i) 694,000 shares as part of the Initial Consideration; (ii) 200,000 shares to be issued at the closing of the Business Combination to Menora Capital Pte. Ltd. which is owned by Mr. Fook-Meng Chan; and (iii) 644,322 shares through his beneficial ownership of Watermark which, as the sole shareholder of EUDA, will receive 9,660,000 Ordinary Shares at the closing of the Business Combination.

YOUR VOTE IS VERY IMPORTANT. PLEASE VOTE YOUR SHARES PROMPTLY.

Whether or not you plan to participate in the Meeting, please complete, date, sign and return the enclosed proxy card without delay, or submit your proxy through the internet or by telephone as promptly as possible in order to ensure your representation at the Meeting no later than the time appointed for the Meeting or adjourned meeting. Voting by proxy will not prevent you from voting your Ordinary Shares online if you subsequently choose to participate in the Meeting via teleconference. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the Meeting, you must obtain a proxy issued in your name from that record. Only shareholders of record at the close of business on the record date may vote at the Meeting or any adjournment or postponement thereof. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not participate in the Meeting, your shares will not be counted for purposes of determining whether a quorum is present at, and the number of votes voted at, the Meeting.

NO ACTION IN CONNECTION WITH THIS PROXY SUPPLEMENT IS REQUIRED BY ANY SHAREHOLDER WHO HAS PREVIOUSLY DELIVERED A PROXY AND WHO DOES NOT WISH TO REVOKE OR CHANGE THAT PROXY. THE RECORD DATE FOR THE SPECIAL MEETING OF SHAREHOLDERS HAS NOT CHANGED.

You may revoke a proxy at any time before it is voted at the Meeting by executing and returning a proxy card dated later than the previous one, by participating in the Meeting via teleconference and casting your vote by hand or by ballot (as applicable) or by submitting a written revocation to Advantage Proxy, P.O. Box 13581, Des Moines, WA 98198 Attention: Karen Smith, Telephone: 877-870-8565, that is received by the proxy solicitor before we take the vote at the Meeting. If you hold your shares through a bank or brokerage firm, you should follow the instructions of your bank or brokerage firm regarding revocation of proxies.